Exhibit 99.2

 Prediction of Retinal Sensitivity Changes Following Treatment in BEST Disease  George Magrath, MD  Retina in Rio 2026

BEST1: Group of Inherited Retinal Diseases with a Range of Onset and Slow Rate of Progression and no Approved Treatment Options

Overview & Prevalence

- Mutations in *BEST1* have been associated with at least five clinically distinct retinal degenerative diseases, with onset from childhood to adulthood[1]
- Accounts for ~3.5% of all IRDs[1]
- **Global prevalence*: ~45,400** patients[2]
- **U.S. prevalence: 23,600** patients (**~23,200** BVMD and ~400 ARB)[2]

Clinical Features[1,3]

- Serous retinal detachment
- BVMD (most common) is characterized by vitelliform ("egg-yolk") lesion beneath the macula[1]
- Macular atrophy
- CNV

Symptoms[3,4]

- Loss of central vision
- Metamorphopsia (distorted vision)
- Scotoma (blind spot)
- Photophobia[4]

Most Common BEST1 Phenotypes



BVMD ARB

Prevalence	
BVMD 23,200 (98%)[2]	ARB 400 (2%)[2]

*Global prevalence estimate includes United States, EU4 (France, Spain, Germany, & Italy), UK, Middle East/North Africa, and China.

ARB, autosomal recessive bestrophinopathy; BEST1, bestrophin 1; BVMD, best vitelliform macular dystrophy; CNV, choroidal neovascularization; IRD, inherited retinal disease.

1. Amato A, et al. *Saudi J Ophthalmol.* 2023;37(4):287-295. 2. BEST1 Market Landscape Quantitative Market Research, Triangle Insights Group, Q3 2026. 3. Johnson AA, et al. *Prog Retin Eye Res.* 2017;58:45-69. 4. Tripathy K, et al. StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2024.

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OPUS GENETICS

BEST1 Disease Biology

- ***BEST1* gene encodes for bestrophin-1**, a homopentameric (i.e., 5 identical monomers) Ca^{2+}-activated chloride channel required for RPE maintenance and retinal physiology
- ***BEST1* mutations in BVMD disrupt cellular ion and fluid homeostasis** resulting in electrophysiological abnormalities, RPE dysfunction, and retinal degeneration via:
  - Defective **clearance of toxic waste** products (e.g., lipid deposits)
  - **Impaired RPE-photoreceptor interactions** (e.g., defective phagocytosis)
  - **Build-up of vitelliform material** (toxic waste products) and fluid under the retina

- Vitelliform material occurs early and is the hallmark of BVMD
- Subretinal fluid occurs late in disease and pools in atrophic areas



STAGE 1
Pre-vitelliform
VITELLIFORM DEPOSITS
Photoreceptors
Retinal Pigment Epithelium
Bruch's Membrane
Choriocapillaris
STAGE 2
Vitelliform
VITELLIFORM LESION
STAGE 3
Pseudohypopyon
PSEUDOHYPOPYON
STAGE 4
Vitelliruptive
SUBRETINAL FLUID
FRAGMENTED VITELLIFORM MATERIAL
STAGE 5
Atrophy/Fibrosis
ATROPHY
Cohort 1 Participants

Stages of BVMD

3

BEST1, bestrophin 1; BVMD, best vitelliform macular dystrophy; RPE, retinal pigment epithelium.
Guziewicz KE, et al. *Prog Retin Eye Res.* 2017;58:70-88.

OPUS GENETICS

OPGx-BEST1 Gene Therapy is Designed to Target RPE and Restore Bestrophin Function

- Designed to restore retinal ion homeostasis in bestrophinopathies, ameliorating retinal structural and functional deficits
- *BEST1* is targeted using the AAV2 capsid employed in LUXTURNA® and an RPE-specific promoter
- Most bestrophinopathies exhibit a slow rate of decline and central photoreceptors usually remain viable for decades, providing a wide therapeutic window
- BIRD-1: Phase 1/2 Study of OPGx-BEST1 Subretinal Gene Therapy in adult (≥18 years old) participants with BVMD or ARB
  - Cohort 1: low dose - 1.5E9 vg/eye
  - Cohort 2: high dose - 4.5E9 vg/eye

OPGx-BEST1 Gene Therapy	
Vector	AAV2
Delivery	Single subretinal injection

AAV2, adeno-associated virus serotype 2; RPE, retinal pigment epithelium.

4

OPUS GENETICS

 *ETDRS letters equivalent calculated from logMAR.†Worse eye deemed study eye. ARB, autosomal recessive bestrophinopathy; BEST, bestrophin; BVMD, best vitelliform macular dystrophy; ETDRS, Early Treatment Diabetic Retinopathy Study; RPE, retinal pigment epithelium; VA, visual acuity.   Participant Demographics: Low-Dose Cohort 1  101-101  101-104  102-101  102-102  101-106  Age  63  59  50  45  31  Sex  Female  Female  Male  Male  Male  BEST phenotype  ARB  ARB  BVMD  BVMD  BVMD  Baseline VA*(study eye†)  1  50  49  61  47  Baseline VA* (fellow eye)  43  65  68  72  56  Follow-up duration  6 months  6 months  3 months  3 months  3 months  Severity of disease  End-stage with significant atrophy  End-stage with significant atrophy  End-stage with sub-foveal, sub-RPE scar  Advanced stage vitello-eruptive with some scarring  Earlier stage without significant atrophy or scarring  5

Microperimetry Showed BVMD Improvement in the Treated RPE Transitional Zone

Defining the Transitional Zone

- Border area surrounding the atrophic lesion with RPE and photoreceptors that are structurally intact but functionally compromised or at risk of imminent atrophic progression
- Highest potential to be rescued with OPGx-BEST1
- **Treated RPE Transitional Zone** is the area of rescuable photoreceptors around the atrophic lesion where OPGx-BEST1 treatment is administered
- **New natural history data[1]:** Untreated BVMD sensitivity only declines with highest rate detected in the transition zone – No untreated eye met the 3 dB improvement threshold, consistent with fellow eyes in Cohort 1

75% 3/4 evaluable participants* demonstrated **retinal sensitivity improvement†** in the Transitional Zone



Baseline
Month 3
Autofluorescence
Microperimetry
Treated Area
Reduction in vitelliform material
Treated RPE Transitional Zone showing all loci that improved by ≥3 dB (circled) correlate with reduced vitelliform material
Central atrophy

FDA aligned on ≥3 dB change from baseline in ≥5 loci in treated RPE Transitional Zone anchored to a patient reported outcome

*All eyes includes all evaluable patients (n=4); 101-101 could not complete microperimetry due to low vision.
†Improvement is defined as ≥5 loci area within the treated transitional zone improving by ≥3 dB from baseline.
BVMD, best vitelliform macular dystrophy; dB, decibel; FDA, Food and Drug Administration; RPE, retinal pigment epithelium.

1. Bianco L, et al. *Invest Ophthalmol Vis Sci.* 2026;67(11):1.

6

OPUS GENETICS

 Transition Zone as a Microperimetry Endpoint

 BVMD lesions have a core that is already scotomatous, and normal retina farther out  Between them sits the transitional border zone: Points that still test normal today, immediately next to degenerating retina  This zone is concentrated within the central 5° around the fovea  Study objective:   Natural history cohort study of 23 eyes from 13 patients with confirmed BVMD over 4.4 years  Tested sensitivity at 68 points (central 10°) at each visit, then tracked how much that sensitivity declined per year  8  Natural history of macular sensitivity in BVMD: Microperimetry-derived outcome measures in preparation for clinical trials  Fovea  Deep scotoma (core)  Relative scotoma  Transition zone   (normal points within central 5°)  Normal retina (periphery)  BVMD, Best vitelliform macular dystrophy.  Bianco L, et al. Invest Ophthalmol Vis Sci. 2026;67:1.

 No meaningful changes in the whole macula, but transition zone had a significant decline in mean sensitivity over time  Annual mean sensitivity rate of change (dB/year), by subset of test points - per-eye regression, N = 23 eyes  Mean sensitivity across all 68 points did not decline significantly over 4 years (BVMD looks “stable”)   *Statistically significant.  ns=not significant.  BVMD, Best vitelliform macular dystrophy; dB, decibel; MS, mean sensitivity.   Bianco et al., Invest Ophthalmol Vis Sci. 2026;67:1.  9  Restricting the grid to normal points at baseline and closest to the lesion border (transition zone), turned a flat global average into a small, steady, statistically significant decline  -1.2  -0.8  -0.4  0  0.2  All 68 points (whole macula)  -0.164  p=0.21; ns  Normal points (whole grid)  -0.355  p=0.006*  Normal points within central 5°  -0.556  p=0.028*  Rate of change (dB/year)  Greater decrease in MSover time

 Why this matters for trial design  1  Whole-macula averages hide real progression  Global mean sensitivity across all 68 points was statistically unchanged over 4 years; an averaging artifact, not evidence of a stable retina  Averages are misleading; mixes healthy-looking spots with already-damaged spots, which can’t decline much further  2  Transition zone reveals a real and significant decrease in sensitivity over time  Restricting analysis to points normal at baseline, especially those within the central 5°, closest to the lesion border, uncovers a small but statistically significant, steady annual sensitivity decline (−0.36 to −0.56 dB/year)  3  Transition zone as a candidate microperimetry endpoint  BVMD is characterized by a slow and progressive functional decline, and whole-macula averages aren't sensitive enough to measure progression within a realistic trial timeframe   But if you specifically track the transition points near the edge of the lesion (between preserved and degenerated outer retina), you can detect a measurable decline and determine whether a treatment is slowing disease progression  BVMD, Best vitelliform macular dystrophy; dB, decibel.  Bianco et al., Invest Ophthalmol Vis Sci. 2026;67:1.  10

 Learnings from the Ongoing Phase 1/2 Study of OPGx-BEST1

 12  Transition Zone Could be Optimized for Greater Specificity  Current Study  TTZ loci selected  Averages of 3.125 and 3.5 dB  What We Learned  Averages could have been higher with more selective loci  Hyperautofluorescent spots alone would have averaged 4-5 dB   Future Study  Increase specificity for loci likely to improve using:  Multimodal imaging (FAF, OCT)  Baseline demographics  Treatment areas  FAF, fundus autofluorescence; OCT, optical coherence tomography; TTZ, treated transition zone.

 BVMD, best vitelliform macular dystrophy.  Baseline  Month 1  Month 3  Microperimetry Improved within the Transitional Zone and Translated to Reduction in Vitelliform Lesions  13

 Baseline  Month 1  Month 3  Microperimetry Improved in the Transitional Zone and Correlated with Decreased Vitelliform Material  Baseline  Month 3  14

 OCT-derived EZ-to-RPE Thickness as a Structural Endpoint

 Fovea-highest sensitivity (sharpest vision)  Blind spot (optic disc) ~15° temporal to fixation  Periphery (far edge of vision)  Sensitivity  Also known as the Island of Vision in a Sea of Blindness   Classic 3-D model of the visual field introduced by Harry Traquair in the 1920s  Sensitivity peaks at the fovea and fades toward the periphery  Used to interpret kinetic and static/automated perimetry (each tested point is a height on the hill)  In retinal diseases, volume under the hill can serve as an endpoint that is less affected by floor effects than simple mean sensitivity   The Hill of Vision: Volumetric Visual Fields Predict Treatment Effect  Sea of blindness

 Learnings from the Ongoing Phase 1/2 Study of OPGx-BEST1

 18  Analysis 1: Characterization of spatial relationship between EZ-to-RPE thickness and retinal sensitivity   Comparison  Pearson  Spearman  Measured microperimetry  0.760  0.784  HOV sensitivity  0.749  0.788  Measured, within-eye (subject-eye centered)  0.760  0.784  HOV, within-eye (subject-eye centered)  0.761  0.772  EZ-to-RPE thickness was strongly associated with both microperimetry and HOV sensitivities; Associations were unchanged after subject-eye centering, demonstrating strong within-eye spatial relationship  Non-linear models significantly outperformed linear regression, with 68% (microperimetry) and 69% (HOV) variances explained  Data supports EZ-to-RPE thickness as a spatial structural correlate of retinal function   OCT-derived EZ-to-RPE thickness was compared, sector by sector, against retinal sensitivity measured with MAIA microperimetry - testing whether retinal structure predicts retinal function in 3 participants (N=6 eyes; 161 sector comparisons)  EZ, ellipsoid zone; HOV, hill of vision; MAIA, Macular Integrity Assessment; OCT, optical coherence tomography; RPE, retinal pigment epithelium.

Analysis 2: Evaluation of treatment on EZ-to-RPE thickness

Evaluate whether treatment is associated with changes in EZ-to-RPE thickness (using the fellow untreated eye as control) in 3 participants (N=6 eyes)

- **Treated eyes demonstrated a consistent improvement in EZ-to-RPE thickness, with no change in fellow eyes**
  - By Day 90, the treated-minus-fellow difference was positive in all 3 participants despite heterogeneous early (Day 30) responses
- **Largest responder (101-106) showed a confirmed structural gain**
  - Mean EZ-to-RPE thickness increased by ~11.1 µm in treated eye vs 1.5 µm in fellow eye by Day 90

Treated-minus-fellow change in mean EZ-to-RPE thickness

Participant	Day 30 (OS − OD)	Day 90 (OS − OD)
101-106	+8.69 µm	+9.59 µm
102-101	+2.94 µm	+1.21 µm
102-102	−7.62 µm	+1.40 µm
Cohort mean	+1.34 µm	+4.07 µm

EZ-to-RPE thickness may provide a more sensitive structural endpoint than microperimetric sensitivity;
Thickness improvement from baseline occurred between Month 1 and Month 3, suggesting a treatment effect

19

EZ, ellipsoid zone; OD, right eye; OS, left eye; RPE, retinal pigment epithelium.

VOIANT OPUS GENETICS

 HOV revealed a modest, but more consistent positive structure-function relationship compared to microperimetry  Longitudinal change was coupled with baseline intermediate EZ-to-RPE thickness  Strongest coupling was observed in EZ-to-RPE thickness of 5-20 µm  Little coupling seen in low (≤5 µm) or high (>20 µm) EZ-to-RPE thickness  20  Analysis 3: Longitudinal structure-function association over time  Comparison  Pearson  Spearman  Measured microperimetry change  0.050  0.044  Registered HOV change  0.200  0.167  HOV change, within-eye  0.133  0.145  HOV vs. matched-location sensitivity  0.918  0.916  Compared longitudinal change in EZ-to-RPE thickness with change in retinal sensitivity using microperimetry and HOV mapping in 3 participants (N=6 eyes; 106 sector comparisons)  EZ, ellipsoid zone; HOV, hill of vision; RPE, retinal pigment epithelium.

 OCT Biomarkers and Retinal Sensitivity in BVMD  BVMD, best vitelliform macular dystrophy; OCT, optical coherence tomography.

Clinical Correlation Between OCT Biomarkers and Retinal Sensitivity in BVMD

Cross-sectional study of 57 eyes of 30 patients with BVMD (84% / n=48 eyes were in a clinical stage) to determine whether lesion composition and other OCT/OCTA biomarkers predict microperimetric sensitivity

Mean MAIA Retinal Sensitivity by OCT Lesion Type


30
25
20
15
10
5
0
22.0 dB
18.73 dB
15.68 dB
11.85 dB
Vitelliform
Mixed
Subretinal fluid
Atrophy

P<0.001 across groups

Sensitivity declined as lesions progressed toward atrophy

Analysis of Clinical Imaging Factors on Retinal Sensitivity

Variable	Beta coefficient (dB)
Hyperautofluorescent (NIR-FAF pattern)*	+7.4
Vitelliform lesion (vs atrophy)	+7.6
Mixed lesion (vs atrophy)	+6.2
Subretinal fluid lesion (vs atrophy)	+4.7
ONL thickness, per µm	+0.2

All P<0.05

R^2=0.641 | OCT lesion type and ONL thickness

Hyperautofluorescence, OCT lesion type, and ONL thickness best correlated with mean retinal sensitivity

*Univariable analysis only; All other variables were from the multivariable analysis.
dB, decibel; NIR-FAF, near infrared fundus autofluorescence; OCT, optical coherence tomography; ONL, outer nuclear layer.
Battaglia Parodi M, et al. *Transl Vis Sci Technol.* 2022;11:24

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OPUS GENETICS

Hyperautofluorescence Correlates with Microperimetry Changes in Participant 102-102   Hyperautofluorescence in treated transitional zone  Loci improving  Hyperautofluorescence in the treated transitional zone was strongly associated with improvement in mean retinal sensitivity  23

 24  Hyperautofluorescence Correlates with Microperim Changes in Participant 101-106  Loci improving   Hyperautofluorescence in the treated transitional zone was strongly associated with improvement in mean retinal sensitivity  Hyperautofluorescence in treated transitional zone

 PH 1/2 - COHORT 2 DESIGN  25  Application to the Opus Clinical Trials  Microperimetry loci will be prespecified  Target: Treated transitional zone, enriched by:   Baseline EZ-RPE thickness  Hyperautofluorescence   Vitelliform material on OCT  Clinical rationale: Earlier stage patients have higher magnitude of improvement  Cohort 2 will further inform pivotal trial  Longitudinal data from Cohort 1 will also further inform pivotal trial  ULTIMATE GOAL: Create a linear regression model to describe loci likely to improve  PATH TO PIVOTAL TRIAL  EZ, ellipsoid zone; OCT, optical coherence tomography; retinal pigment epithelium.